SHORT-TERM AND LONG-TERM DEBT	6 Months Ended
Jun. 30, 2019
Disclosure of detailed information about borrowings [abstract]
SHORT-TERM AND LONG-TERM DEBT
NOTE 8 – SHORT-TERM AND LONG-TERM DEBT
Short-term debt, including the current portion of long-term debt, consisted of the following:

	June 30, 2019	December 31, 2018
Short-term bank loans and other credit facilities including commercial paper[1]	2,271	1,968
Current portion of long-term debt	520	1,130
Lease obligations	316	69
Total	3,107	3,167

1.	The weighted average interest rate on short-term borrowings outstanding was 1.3% and 1.3% as of June 30, 2019 and December 31, 2018, respectively.

Short-term bank loans and other credit facilities include short-term loans, overdrafts and commercial paper.
On April 26, 2019, ArcelorMittal amended a €300 million (341) term loan with a financial institution to extend the maturity to April 30, 2020.
In 2014, ArcelorMittal entered into certain short-term committed bilateral credit facilities. The facilities were subsequently extended annually. As of June 30, 2019, the facilities, totaling 0.9 billion, remain fully available.
The Company has a commercial paper program enabling borrowings of up to €1.5 billion. As of June 30, 2019, the outstanding amount was 1,516.
The Company’s long-term debt consisted of the following:

	Year of maturity	Type of interest	Interest rate[1]	June 30, 2019	December 31, 2018
Corporate
5.5 billion Revolving Credit Facility	2023	Floating		—	—
€750 million Unsecured Notes[2]	2019	Fixed	3.00%	—	858
500 Unsecured Notes	2020	Fixed	5.13%	324	324
CHF 225 million Unsecured Notes	2020	Fixed	2.50%	230	228
€600 million Unsecured Notes	2020	Fixed	2.88%	681	685
1.0 billion Unsecured Bonds	2020	Fixed	5.25%	624	623
1.5 billion Unsecured Notes	2021	Fixed	5.50%	754	754
€500 million Unsecured Notes	2021	Fixed	3.00%	567	570
€750 million Unsecured Notes	2022	Fixed	3.13%	851	856
1.1 billion Unsecured Notes	2022	Fixed	6.25%	656	656
€500 million Unsecured Notes	2023	Fixed	0.95%	565	568
€750 million Unsecured Notes[3]	2024	Fixed	2.25%	848	—
500 Unsecured Notes	2025	Fixed	6.13%	498	497
750 Unsecured Notes[4]	2026	Fixed	4.55%	744	—
1.5 billion Unsecured Bonds	2039	Fixed	7.00%	671	670
1.0 billion Unsecured Notes	2041	Fixed	6.75%	428	428
Other loans	2020 - 2021	Fixed	1.25% - 3.46%	198	114
EIB loan	2025	Fixed	1.16%	382	401
7.0 billion Essar Acquisition Bridge Facility[5]	2020	Floating	3.31%	—	1,000
Other loans	2019 - 2035	Floating	0.00% - 4.35%	699	639
Total Corporate				9,720	9,871

Americas
Other loans	2019 - 2026	Fixed/Floating	2.50% - 10.00%	78	84
Total Americas				78	84

Europe, Asia & Africa
EBRD facility[6]	2024	Floating	4.10% - 4.40%	175	50
Other loans	2019 - 2027	Fixed/Floating	0.00% - 5.76%	92	86
Total Europe, Asia & Africa				267	136

Total				10,065	10,091
Less current portion of long-term debt				(520)	(1,130)

Total long-term debt (excluding lease obligations)				9,545	8,961
Long-term lease obligations [7]				1,178	355
Total long-term debt, net of current portion				10,723	9,316

1.
Rates applicable to balances outstanding at June 30, 2019, including the effect of decreases following upgrades. For debt that has been redeemed in its entirety during first half of 2019, the interest rate refers to the rates at the repayment date. On February 1, 2018, S&P upgraded ArcelorMittal’s credit rating and placed it on stable outlook. On June 22, 2018, Moody's upgraded ArcelorMittal’s credit rating and placed it on stable outlook. On July 13, 2018, Fitch upgraded ArcelorMittal’s credit rating and placed it on stable outlook.

2.	Amount outstanding was repaid at the original maturity, March 25, 2019.

3.	New issuance of €750 million Notes on January 17, 2019 maturing in 2024.

4.	New issuance of 750 Notes on March 11, 2019, maturing in 2026.

5.	Amount outstanding in 2018 was repaid on March 22, 2019 and March 29, 2019

6.	Draw-down of 125 on June 21, 2019.

7.	Net of current portion of 316 and 69 as of June 30, 2019 and December 31, 2018, respectively. Further information regarding leases is provided in note 12 - Leases.

Corporate
5.5 billion revolving credit facility
On December 19, 2018, ArcelorMittal signed an agreement for a 5.5 billion revolving credit facility (the "Facility"). This Facility replaced the 5.5 billion revolving credit facility dated April 30, 2015, which was amended and extended on December 21, 2016. The agreement incorporates a single tranche of 5.5 billion maturing on December 19, 2023 , with two one-year extension options (i.e. the options to extend are in the first and second years end of 2019 and end of 2020). The Facility may be used for general corporate purposes. As of June 30, 2019, the 5.5 billion revolving credit facility was fully available. The Company makes drawdowns from and repayments on this Facility in the framework of its cash management.
On September 30, 2010, ArcelorMittal entered into the 500 revolving multi-currency letter of credit facility (the “Letter of Credit Facility”). The Letter of Credit Facility is used by the Company and its subsidiaries for the issuance of letters of credit and other instruments. The terms of the letters of credit and other instruments contain certain restrictions as to duration. The Letter of Credit Facility was amended on October 26, 2012 and on September 30, 2014 to reduce its amount to 450 and to 350, respectively. On July 31, 2019, the Company refinanced its Letter of Credit Facility by entering into a 350 revolving multi-currency letter of credit facility, which matures on July 31, 2022.

Bonds
On January 17, 2019, ArcelorMittal issued €750 million (854) 2.25% Notes due 2024. The Notes were issued under ArcelorMittal’s €10 billion wholesale Euro Medium Term Notes Program ("EMTN"). The proceeds of the issuance were used for general corporate purposes.

On March 11, 2019, ArcelorMittal issued 750 4.55% Notes due 2026 under the Company’s automatic shelf registration statement filed with the U.S. Securities and Exchange Commission. The proceeds of the issuance were used towards repayment of existing debt including the 1 billion outstanding under a 7 billion term facilities agreement entered into in connection with the proposed acquisition of Essar Steel India Limited ("ESIL") through a joint venture with Nippon Steel Corporation.

On March 25, 2019, at maturity, ArcelorMittal repaid its €750 million (854) Fixed Rate Notes.
On July 4, 2019, ArcelorMittal completed the issuance of €250 million (285) of its 2.25% Fixed Rate Notes due 2024, which will be consolidated and form a single series with the existing €750 million 2.25% Fixed Rate Notes due 2024 originally issued on January 17, 2019 under its €10 billion EMTN Program. The proceeds of the issuance were used for general corporate purposes.
On July 16, 2019, ArcelorMittal issued 750 of its 3.60% Notes due 2024 and 500 of its 4.25% Notes due 2029. ArcelorMittal intends to use the net proceeds of this offering for general corporate purposes including future repayment of existing indebtedness and to partially pre-fund commitments under the ESIL acquisition financing facility.
On July 30, 2019, ArcelorMittal confirmed that it had given notice that it would redeem all of the outstanding 324 of its 500 5.125% Notes due June 1, 2020 and the outstanding 626 of its 1 billion 5.250% Notes due August 5, 2020. The settlement will occur on August 30, 2019.

European Investment Bank (“EIB”) loan
On December 16, 2016, ArcelorMittal signed a €350 million finance contract with the European Investment Bank in order to finance European research, development and innovation projects over the period 2017-2020 within the European Union, predominantly France, Belgium and Spain, but also in the Czech Republic, Poland, Luxembourg and Romania. This operation benefits from a guarantee from the European Union under the European Fund for Strategic Investments. As of June 30, 2019, €335 million (382) was outstanding.
Other loans
On December 21, 2018, the Company entered into a facility agreement with a group of lenders for €235 million to finance the construction of a new hot strip mill in Mexico. This facility became effective upon issuance of a guarantee by the Oesterreichische Kontrollbank AG in March 2019. The last installment under this agreement is due 8½ years after the starting date of the credit facility (which means the earlier of (a) the date of issue of the provisional acceptance certificate for the hot strip mill and (b) June 30, 2021). The outstanding amount in total as of June 30, 2019 was €56 million (64).
On April 1, 2019, ArcelorMittal entered into an agreement for financing with a financial institution for net proceeds of CAD 197 million (151) with repayment over several dates in 2020 and 2021.
On May 21, 2019, the Company entered into a bilateral term loan due May 20, 2022. The bilateral term loan was fully drawn on June 3, 2019, for an amount of €125 million (142).
On July 1, 2019, ArcelorMittal completed the offering of a €450 million (512) variable rate loan in the German Schuldschein market. The proceeds of the issuance were used for general corporate purposes.
Europe, Asia and Africa
On December 21, 2017, ArcelorMittal Kryvyi Rih entered into a 175 loan agreement with the European Bank for Reconstruction and Development in order to support the upgrade of its production facilities, energy efficiency improvement and environmental impact reduction. The loan agreement also provides for an additional 175 in loan facilities which are currently uncommitted. As of June 30, 2019, 175 was drawn.
On May 25, 2017, ArcelorMittal South Africa signed a 4.5 billion South African rand revolving borrowing base finance facility maturing on May 25, 2020. The facility was amended and extended on July 25, 2019 and now matures on July 25, 2022. Any borrowings under the facility are secured by certain eligible inventory and receivables, as well as certain other working capital and related assets of ArcelorMittal South Africa. The facility is used for general corporate purposes. The facility is not guaranteed by ArcelorMittal. As of June 30, 2019, 1.8 billion South African rand (127) was drawn.
Other
Certain debt agreements of the Company or its subsidiaries contain certain restrictive covenants. Among other things, these covenants limit encumbrances on the assets of ArcelorMittal and its subsidiaries, the ability of ArcelorMittal’s subsidiaries to incur debt and the ability of ArcelorMittal and its subsidiaries to dispose of assets in certain circumstances. Certain of these agreements also require compliance with a financial covenant.
The other loans relate to various debt with banks and public institutions.

Hedge of net investments
As of April 1, 2018, the Company designated a portfolio of euro denominated debt (€5,486 million as of June 30, 2019) as a hedge of certain euro denominated investments (€9,126 million as of June 30, 2019) in order to mitigate the foreign currency risk arising from certain euro denominated subsidiaries' net assets. The risk arises from the fluctuation in spot exchange rates between the U.S. dollar and euro, which causes the amount of the net investments to vary. The hedged risk in the hedge of net investments is a risk of a weakening euro against the U.S. dollar that will result in a reduction in the carrying amount of the Company's net investments in the subsidiaries subject to the hedge. The euro denominated debt is designated as a hedging instrument for the change in the value of the net investments that is attributable to changes in the euro/U.S. dollar spot rate.
To assess hedge effectiveness, the Company determines the economic relationship between the hedging instrument and the hedge item by comparing changes in the carrying amount of the debt portfolio that are attributable to a change in the spot rate with changes in the net investments in the foreign operations due to movements in the spot rate.
For the six months ended June 30, 2019, the Company recognized 39 foreign exchange gains arising on the translation of the euro denominated debt designated as a hedge of the euro denominated net investments in foreign operations in other comprehensive income within the foreign exchange translation reserve.